3. MATERIAL ACCOUNTING POLICIES: Expected credit loss (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Expected credit loss

Expected credit loss

The Company applies the simplified approach under IFRS 9 to measure expected credit losses on trade receivables and contract assets. Accordingly, the Company recognizes a loss allowance based on lifetime expected credit losses from initial recognition of the receivable or contract asset.

Expected credit losses are measured using a provision matrix based on historical collection experience and ageing of outstanding balances

The expected credit loss allowance was $ nil as of December 31, 2024, and increased to $606,731 as of December 31, 2025, primarily due to the acquisition of land surveying subsidiaries during the year and the related increase in trade receivables from the survey services business. Management considers the allowance to represent its best estimate of lifetime expected credit losses at the reporting date.